LETTER OF TRANSMITTAL

To Tender Shares of Common Stock
No Par Value
of
GENERAL EMPLOYMENT ENTERPRISES, INC.
Pursuant to the Offer to Purchase, Dated April 15, 2009
by
PSQ, LLC
A Kentucky limited liability company

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
ON JUNE 30, 2009, UNLESS EXTENDED.

The Depositary for the Offer is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By First Class Mail: Continental Stock Transfer & Trust Company 17 Battery Place, 8th Floor New York, NY 10004	By Certified or Express Delivery: Continental Stock Transfer & Trust Company 17 Battery Place, 8th Floor New York, NY 10004	By Hand: Continental Stock Transfer & Trust Company 17 Battery Place, 8th Floor New York, NY 10004

Delivery of this Letter of Transmittal to an address, or transmission via facsimile, other than as set forth above will not constitute a valid delivery. You must:

•	sign this Letter of Transmittal in the appropriate space (page 6); and

•	Complete the Substitute Form W-9 (page 11).

Please read the instructions, beginning on page 7, carefully before completing this Letter of Transmittal.

DESCRIPTION OF SHARES TENDERED
Share Certificate(s) and Share(s) Tendered
(Attach additional list if necessary)
Total Number
Name(s) and Address(es) of Holder(s)		of Shares	Number of
(Please Fill in, if Blank, Exactly as Name(s) Appear(s) on	Share Certificate	Evidenced by	Shares
Share Certificate(s)	Number(s)*	Share Certificate(s)*	Tendered**

TOTAL SHARES TENDERED:

* Need not be completed by stockholders delivering shares by book-entry transfer.
** Unless otherwise indicated, all shares represented by share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

☐ Check here if Certificate(s) have been lost, destroyed or mutilated. See instruction 11. Number of shares represented by lost, destroyed or mutilated Certificates.

☐ Check here and complete the following if tendered shares are being delivered by book-entry transfer to the Depositary’s account at DTC:

Please complete the following:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	Check here and complete the following if tendered shares are being tendered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary:

Name(s) of Registered holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If delivery is by book-entry transfer, check box: ☐

Account Number

Transaction Code Number

This Letter of Transmittal is to be used by stockholders of General Employment Enterprises, Inc. ("GEE") who hold certificates (“Certificates”) representing their shares of common stock, no par value per share (the “Shares”), or who are delivering their shares by book-entry transfer and do not utilize an Agent’s Message (as defined in Instruction 2 on page 7).

Book-entry transfers are to be made to an account maintained by the Continental Stock Transfer & Trust Co. (the “Depositary”), at The Depository Trust Company (“DTC”) pursuant to the procedures described under “The Tender Offer — Section 3 — Procedures for Tendering Shares” in the Offer to Purchase, dated April 15, 2009 (the “Offer to Purchase”). Delivery of documents to DTC does not constitute delivery to the Depositary.

Stockholders whose Certificates evidencing Shares are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined under “The Tender Offer — Section 1 — Terms of the Offer; Expiration Date” in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described under “The Tender Offer — Section 3 — Procedures for Tendering Shares” in the Offer to Purchase. See Instruction 2.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to PSQ, LLC, a Kentucky limited liability company (“PSQ”), the above described shares of common stock, no par value per share, of General Employment Enterprises, Inc., an Illinois corporation (“GEE”), at a purchase price of $.60 per Share (the “Shares”), net to the seller in cash without interest (such amount, or any greater amount per Share paid pursuant to the Offer, being referred to as the “Offer Price”), upon the terms and subject to the conditions set forth in this Letter of Transmittal (as amended or supplemented from time to time) and in the Offer to Purchase (which together constitute the “Offer”), receipt of which is hereby acknowledged.  The undersigned understands, subject to the approval of GEE, that PSQ reserves the right to transfer or assign, in whole, or from time to time in part, to one or more of its affiliates, all or any portion of the issued and outstanding Shares tendered pursuant to the Offer or the right to purchase all or any portion of the issued and outstanding Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve PSQ of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

Subject to, and effective upon, acceptance for payment of the tendered Shares herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, PSQ all right, title and interest in, to and under all of the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the Expiration Date (collectively, “Distributions”)) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(i)
deliver Certificates evidencing such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of PSQ upon receipt by the Depositary, as the undersigned’s agent, of the Offer Price;

(ii)	present such Shares (and any and all Distributions) for transfer on the books of GEE; and

(ii)	Receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints PSQ, its officers and designees, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and re-substitution, to vote in such manner as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper and to otherwise act (by written consent or otherwise) with respect to all of the Shares (and any and all Distributions) tendered hereby which have been accepted for payment by PSQ prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of GEE (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares (and any and all Distributions) tendered hereby, is irrevocable, is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by PSQ in accordance with other terms of the Offer. Such acceptance for payment shall, without further action, revoke all other powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent power of attorney or proxy shall be given or written consent executed (and if given or executed shall not be effective) by the undersigned with respect thereto. The undersigned understands and acknowledges that, in order for Shares to be deemed validly tendered, immediately upon PSQ’s acceptance of such Shares for payment, PSQ or PSQ’s designees must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of GEE’s stockholders then scheduled.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares (and all Distributions) tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that the tender of the tendered Shares (and all Distributions) complies with Rule 14e-4 under the Exchange Act, and that when the tendered Shares are accepted for payment by PSQ will acquire good, marketable and unencumbered title to the Shares and to all Distributions, free and clear of all liens, restriction, charges and encumbrances and the same will not be subject to any adverse claims.

The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or PSQ to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned will remit and transfer promptly to the Depositary for the account of PSQ all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending remittance and transfer or appropriate assurance thereof, PSQ will be entitled to all rights and privileges as owner of each Distribution and may withhold the entire Offer Price of the Shares tendered hereby, or deduct from the Offer Price, the amount or value of the Distribution as determined by PSQ in its sole discretion.

All authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned. All obligations of the undersigned hereunder will be binding upon the heirs, executors, administrators, and personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See “The Tender Offer — Section 4 — Withdrawal Rights” in the Offer to Purchase.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under “The Tender Offer — Section 3 — Procedures for Tendering Shares” and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). PSQ’s acceptance of the undersigned’s Shares for payment will constitute a binding agreement between the undersigned and PSQ upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, PSQ may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated in the box entitled “Special Payment Instructions,” the check for the Offer Price of all Shares purchased shall be issued in, and/or any Certificates evidencing Shares not tendered or accepted for payment shall be returned to, the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” the check for the Offer Price of all Shares purchased and/or all Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) shall be mailed to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that either of, or both of, the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are completed, as applicable, the check for the Offer Price of all Shares purchased shall be issued, and/or all Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) shall be returned, in the name(s) of, and such check and return Certificates (and any accompanying documents, as appropriate) shall be mailed to, the person(s) so indicated. Unless otherwise indicated in the box entitled “Special Payment Instructions,” any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment shall be credited to the account at DTC.

The undersigned recognizes that PSQ has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof if PSQ does not purchase any of the Shares tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
To be completed ONLY if the check for the Offer Price of Shares (less the amount of any federal income and backup withholding tax required to be withheld) accepted for payment is to be issued in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or if Shares tendered and delivered by book-entry transfer that are not purchased are to be returned by credit to an account maintained at DTC other than the account designated above.
Issue: ☐  Payment ☐  Certificate(s) to:(check as applicable)
Name:

(Please Type or Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(Such person(s) must properly complete the Substitute Form W-9 herein, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)

Credit Shares delivered by book-entry transfer and not purchased to the DTC account set forth below

(DTC Account Number)
Number of Account Party:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the Offer Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or Certificate(s) evidencing Shares not tendered or not purchased is to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to such person or persons at an address different from that under your signature.

Send: ☐  Payment ☐  Certificate(s) to:
(check as applicable)
Name:

(Please Type or Print)
Address:

                    (Include Zip Code)

(Taxpayer Identification or Social Security Number)
(Such person(s) must properly complete the Substitute Form W-9 herein, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)

PLEASE SIGN ON THIS PAGE

(To be completed by all holders tendering Shares
Regardless of whether Shares are being physically delivered herewith)

This Letter of Transmittal must be signed by the registered holder(s) of Shares exactly as his/her/its name(s) appear(s) on the share certificate(s) or on a security position listing as the owner of such Shares. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to PSQ of such person’s authority to so act. See Instruction 5.

X

X
Signature(s) of Registered holder(s) or Authorized Signatory

Dated:____________, 2009

Name(s):
(Please Type or Print)

Name of Firm:

Capacity (full title):

Address:
(Including Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security No.:

IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 HEREIN OR APPLICABLE FORM W-8

SIGNATURE GUARANTEE (See Instructions 1 and 5 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

For Use by Financial Institutions Only

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Title)
Date: ________, 2009.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

To complete the Letter of Transmittal, you must do the following:

•	Fill in the box entitled “Description of Shares Tendered” and complete the information below the box, if applicable (page 1).

•	Sign and date the Letter of Transmittal in the box entitled “Please Sign On This Page (page 6).”

•	Fill in and sign in the “Substitute Form W-9 (page 12).”

In completing the Letter of Transmittal, you may (but are not required to) do the following:

•	If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled “Special Payment Instructions.”

•	If you want any Shares not tendered or Shares not purchased credited in the name of another person, complete the box entitled “Special Payment Instructions.”

•
If you want any payment for Shares or any certificate for Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled “Special Delivery Instructions.”

If you complete the box entitled “Special Payment Instructions” or “Special Delivery Instructions,” you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

1. Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal if:

•
(i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal; or

•	(ii) such Shares are tendered for the account of an Eligible Institution.

“Eligible Institution” means a firm that is a member of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program.

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

2.  Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures.  This Letter of Transmittal is to be completed by stockholders of GEE either:

•	if Certificates representing Shares are to be forwarded herewith to the Depositary; or

•
unless an Agent’s Message (as defined below) is utilized, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under “The Tender Offer — Section 3 — Procedures for Tendering Shares” of the Offer to Purchase.

For a stockholder to validly tender Shares pursuant to the Offer, (i) Certificates evidencing all physically tendered Shares or (ii) confirmation of any book-entry transfer (“Book-Entry Confirmation”) into the Depositary’s account at DTC for Shares delivered electronically by book-entry in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof, or an Agent’s Message, as defined below) must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal prior to the Expiration Date.

The term “Agent’s Message” means a message transmitted by electronic means to DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that PSQ may enforce such agreement against the participant. The signatures on this Letter of Transmittal cover the Shares tendered hereby.

If Certificates representing Shares are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

Stockholders whose Certificates representing Shares are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedure on a timely basis may nevertheless tender their Shares by completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures described herein and under “The Tender Offer — Section 3 — Procedures for Tendering Shares” in the Offer to Purchase. Pursuant to such procedure:

(i) a tender must be made by or through an Eligible Institution;

(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by PSQ, must be received by the Depositary (as provided in (iii) below) prior to the Expiration Date; and
(iii) the Certificates evidencing all physically delivered Shares in proper form for transfer by delivery (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or in connection with a book-entry transfer, an Agent’s Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three AMEX Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under “The Tender Offer — Section 3 — Procedures for Tendering Shares” in the Offer to Purchase.

The method of delivery of this Letter of Transmittal, the Certificates (representing Shares) and all other required documents, including delivery through DTC, is at the option and sole risk of the tendering stockholder, and delivery will be deemed made only when actually received by the Depositary. If such delivery is by mail, it is recommended that such Certificates and documents be sent by Registered Mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space.  If the space provided herein under “Description of Shares Tendered” is inadequate, the certificate numbers, the number of Shares evidenced by such Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).  If fewer than all the Shares evidenced by any Certificate submitted to the Depositary herewith are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such case, new Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Certificate(s) delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions,” as soon as practicable after the Expiration Date. All Shares evidenced by the Certificates delivered to the Depositary will be deemed to have been tendered, unless the tendering stockholder indicates otherwise.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) evidencing such Shares without alternation, enlargement or any change whatsoever.

(i) If any Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

(ii) If any Shares tendered hereby are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the Shares.

(iii) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied
By appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on these Certificates and stock powers must be guaranteed by an Eligible Institution.

(iv) if this letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate(s). Signatures on these Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

(v) if this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and should provide proper evidence satisfactory to PSQ of such person’s authority to act.

6. Stock Transfer Taxes.   Except as otherwise provided in this Instruction 6, PSQ will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Shares to it or to its order pursuant to the Offer. If, however, payment of the Offer Price of any Shares purchased is to be made to, or if Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), or if Certificate(s) evidencing tendered shares are registered in the name of a person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Offer Price of such Shares purchased, unless evidence satisfactory to PSQ of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6 or otherwise required by law, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) evidencing the shares tendered hereby.

7. Special Payment and Delivery Instructions.   If a check for the Offer Price of any Shares tendered hereby is to be issued, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent and/or any Certificates are to be returned to someone other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description Of Shares Tendered,” the box entitled “Special Payment Instructions” and/or the box entitled “Special Delivery Instructions” in this Letter of Transmittal must be completed. In the case of a different name, the taxpayer identification or social security number of the person named must also be indicated and such person must properly complete the Substitute Form W-9 herein or a Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable. Stockholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at DTC as such stockholder may designate in the box entitled “Special Delivery Instructions.” If no such instructions are given, all Shares not purchased will be returned by crediting the account at DTC designated in this Letter of Transmittal.

8. Questions and Requests for Assistance or Additional Copies.   Questions and requests for assistance may be directed to the Information Agent at its telephone numbers and addresses set forth in this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent, or from brokers, dealers, commercial banks or trust companies.

9. Waiver of Conditions.   Subject to the terms of the Offer to Purchase, PSQ reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

10. Backup Withholding.   In order to avoid backup withholding of federal income tax, each tendering stockholder must deliver to the Depositary the appropriate duly executed Internal Revenue Service (“IRS”) form, as described below under “Important Tax Information.” For United States persons, the correct form is the Substitute Form W-9 on page 12.

11. Lost, Destroyed or Stolen Share Certificates.   If any Certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box at the top of page 2 and indicating the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

Important:  In order to effectively tender Shares, this Letter of Transmittal (or facsimile hereof), properly completed and duly executed (together with any required signature guarantees and Certificates or confirmation of book-entry transfer and all other required documents), or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary on or prior to the Expiration Date.

IMPORTANT TAX INFORMATION

A stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with the stockholder’s correct tax identification number (“TIN”) on the Substitute Form W-9 attached below or otherwise establish a basis for exemption from backup withholding of federal income tax. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, payments made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding and the stockholder may be subject to a $50 penalty imposed by the IRS.

On Substitute Form W-9, the tendering stockholder must certify that:

•	the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN);

•
the stockholder is not subject to backup withholding because (a) the stockholder is exempt from backup withholding, (b) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding; and

•	the stockholder is a U.S. person (including a U.S. resident alien).

If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write “Applied For” in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If “Applied For” is written in Part I, the Depositary will be required to withhold 28% of all payments made for surrendered Shares. If the Depositary is provided with a TIN within 60 days, the amount of such withholding will be refunded to the tendering stockholder.

The tendering stockholder is required to give the Depositary the record holder’s TIN, generally the social security number or employer identification number, of the record holder. If the Shares are held in more than one name or are not held in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain stockholders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Substitute Form W-9), executed under penalties of perjury, certifying such stockholder’s exempt status. Copies of Form W-8BEN, Form W-8ECI and Form W-8IMY can be obtained from the Depositary upon request, at the address set forth in this Letter of Transmittal. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Depositary is required to withhold 28% of the Offer Price paid to the stockholder or other payee. Backup withholding is not an additional U.S. federal income tax. If the required information is furnished to the IRS in a timely manner, the U.S. federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld, and, if withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PAYER’S NAME: CONTINENTAL STOCK TRANSFER & TRUST CO.
SUBSTITUTE FORM W-9	PART I: Taxpayer Identification Number (TIN) Social security number OR Employer identification number (If awaiting TIN write “Applied For” and complete Parts III and IV)	PART II: For Payees Exempt from Backup Withholding For Payees Exempt from Backup withholding, see the Guidelines below and complete as instructed therein.

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification

PART III: CERTIFICATION
Under penalties of perjury, I certify that:
(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)  I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

, 2009
	Signature of U.S. person	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART I OF SUBSTITUTE FORM W-9

PART IV: CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

, 2009
Signature
Date

           Questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of

Transmittal and any other documents related to the Offer may be directed to the Information Agent at the telephone numbers and addresses set forth below.

The Information Agent for the Offer is:

Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902
(203) 658-9400

Banks and Brokerage Firms, Please Call: (203) 658-9400
Shareholders Call Toll Free: (800) 607-0088